Exhibit 21
Aon plc - Worldwide Subsidiaries as of December 31, 2020

Name	Country	State/Province
Aon Angola Corretores de Seguros Limitada	Angola
Admiseg S.A.	Argentina
Aon Affinity Argentina S.A.	Argentina
Aon Benfield Argentina S.A.	Argentina
Aon Risk Services Argentina S.A.	Argentina
Aon Soluciones S.A.	Argentina
Asevasa Argentina S.A.	Argentina
Marinaro Dundas S.A.	Argentina
SN Re S.A.	Argentina
Swire Blanch MSTC II S.A.	Argentina
Swire Blanch MSTC S.A.	Argentina
Aon Aruba N.V.	Aruba
Aon Captive Services Aruba N.V.	Aruba
Affinity Risk Partners (Brokers) Pty Ltd	Australia
Aon Australia Group Pty Ltd	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
Aon Australian Holdco 3 Pty Ltd	Australia
Aon Benfield Australia Limited	Australia
Aon Charitable Foundation Pty Ltd	Australia
Aon Consolidated Group Pty Ltd	Australia
Aon Corporation Australia Limited	Australia
Aon Group Pty Ltd	Australia
Aon Hewitt Financial Advice Limited	Australia
Aon Hewitt Limited	Australia
Aon Holdings Australia Pty Ltd	Australia
Aon Product Design & Development Australia Pty Ltd	Australia
Aon Risk & Asset Management Pty Ltd	Australia
Aon Risk Services Australia Limited	Australia
Aon Services Pty Ltd	Australia
Aon Superannuation Pty Ltd	Australia
Cut-e Australia Pty Ltd	Australia
Hewitt Associates Pty Ltd	Australia
HIA Insurance Services Pty Ltd	Australia
One Underwriting Pty Ltd	Australia
Aon Austria GmbH	Austria
Aon Holdings Austria GmbH	Austria
Aon Jauch & Hübener Gesellschaft m.b.H.	Austria
Aon Bahrain W.L.L.	Bahrain
Aon Insurance Managers (Barbados) Ltd.	Barbados
Agenion N.V./S.A.	Belgium
Aon Belgium B.V.B.A.	Belgium
Crion N.V.	Belgium
Probabilitas N.V./S.A.	Belgium

Name	Country	State/Province
Aon (Bermuda) Ltd.	Bermuda
Aon Benfield Group Limited (In liquidation)	Bermuda
Aon Bermuda QI Holdings Ltd.	Bermuda
Aon Delta Bermuda Ltd.	Bermuda
Aon Finance Bermuda 1 Ltd.	Bermuda
Aon Finance Bermuda 2 Ltd.	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Hewitt (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd.	Bermuda
Aon Underwriting Managers (Bermuda) Ltd.	Bermuda
Benfield Investment Holdings Limited	Bermuda
Benfield Juniperus Holdings Limited	Bermuda
International Risk Management Group Ltd.	Bermuda
White Rock Insurance (Americas) Ltd.	Bermuda
White Rock Insurance (SAC) Ltd.	Bermuda
White Rock Services (Bermuda) Ltd.	Bermuda
Aon Bolivia S.A. Corredores de Seguros	Bolivia
Aon Consulting Bolivia S.R.L.	Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros	Bolivia
Aon Commercial Risk & Reinsurance Solutions (Proprietary) Limited	Botswana
Aon Holdings Botswana (Pty) Ltd	Botswana
Aon Retirement Solutions Proprietary Limited	Botswana
Aon Risk Management (Pty) Ltd	Botswana
ADM Administradora de Benefícios Ltda.	Brazil
Aon Affinity Administradora de Beneficios Ltda.	Brazil
Aon Affinity do Brasil Servicos e Corretora de Seguros Ltda.	Brazil
Aon Affinity Servicos e Participacoes Ltda.	Brazil
Aon Benfield Brasil Corretora de Resseguros Ltda.	Brazil
Aon Holdings Corretores de Seguros Ltda.	Brazil
Associação Instituto Aon	Brazil
Farmaseg – Soluções, Assistência e Serviços Empresariais Ltda.	Brazil
Hewitt Associates Servicos de Recursos Humanos Ltda.	Brazil
6824625 Canada Ltd.	Canada
7193599 Canada Inc.	Canada
Aon Benfield Canada ULC	Canada
Aon Canada Holdings N.S. ULC	Canada
Aon Canada Inc.	Canada
Aon Direct Group Inc.	Canada
Aon Eaton Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada
Aon Finance International N.S. ULC	Canada
Aon Finance N.S. 1, ULC	Canada
Aon Finance N.S. 5, ULC	Canada
Aon Hewitt Inc.	Canada
Aon Hewitt Investment Management Inc.	Canada
Aon Parizeau Inc.	Canada

Name	Country	State/Province
Aon Reed Stenhouse Inc.	Canada
Aon Risk Services Canada Inc.	Canada
Aon Securities Investment Management Inc.	Canada
Coles Hewitt Partnership	Canada
Groupe-conseil Aon Inc.	Canada
Hewitt Amalco 3 ULC	Canada
Hewitt Amalco 4 ULC	Canada
Hewitt Amalco 5 ULC	Canada
Aon Finance N.S. 9, ULC	Canada
Hewitt Associates (a partnership)	Canada
Hewitt Associates Corp.	Canada
Hewitt Holdings Canada Company	Canada
Hewitt Management Ltd.	Canada
Hewitt Western Management Amalco Inc.	Canada
IAO Actuarial Consulting Services Canada Inc.	Canada
J. Allan Brown Consultants, Inc.	Canada
K & K Insurance Brokers, Inc. Canada	Canada
Linx Underwriting Solutions Inc.	Canada
Minet Inc.	Canada
Townsend (Global Real Estate) GP Ontario Inc.	Canada
USLP Underwriting Solutions LP	Canada
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Risk Solutions (Cayman) Ltd.	Cayman Islands
Harbourview West Lake Co-Invest (GP) LP	Cayman Islands
Townsend HWL GP Ltd.	Cayman Islands
Aon Affinity Chile Ltda.	Chile
Aon Benfield (Chile) Corredores de Reaseguros Ltda.	Chile
Aon Consulting (Chile) Limitada	Chile
Aon Risk Services (Chile) Corredores de Seguros Limitada	Chile
Aon Risk Services Holdings (Chile) Ltda.	Chile
Benfield Corredores de Reaseguro Ltda.	Chile
Inversiones Benfield Chile Ltda.	Chile
Aon Hewitt Consulting (Shanghai) Co., Ltd.	China
Aon-COFCO Insurance Brokers Co., Ltd.	China
Shanghai Kayi Information Technology Co., Ltd	China
Aon Affinity Colombia Ltda. Agencia de Seguros	Colombia
Aon Reinsurance Colombia Limitada Corredores de Reaseguros	Colombia
Aon Risk Services Colombia S.A. Corredores de Seguros	Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda.	Colombia
Tecsefin, S.A. en liquidacion	Colombia
Alexander Insurance Managers (Netherlands Antilles) N.V.	Curacao
Aon Antillen N.V.	Curacao
Aon Captive Services Antilles N.V.	Curacao
Aon Holdings Antillen N.V.	Curacao
Aon Insurance Managers (Antilles) N.V.	Curacao
Aon Cyprus Insurance Broker Company Limited	Cyprus
Aon Central and Eastern Europe a.s.	Czech Rep.

Name	Country	State/Province
ADIS A/S	Denmark
Aon Assessment Denmark A/S	Denmark
Aon Denmark A/S	Denmark
Aon Riskminder A/S	Denmark
Optica Agency A/S	Denmark
Aon Consulting Ecuador S.A.	Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros	Ecuador
Riskikonsultatsioonid OÜ	Estonia
Aon (Fiji) Pte Limited	Fiji
Aon Assessment (Finland) Oy	Finland
Aon Finland Oy	Finland
Aon France	France
Aon Holdings France SNC	France
Aon Services S.à.r.l.	France
Hewitt Associates SAS	France
Aon Assessment GmbH	Germany
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG	Germany
Aon Credit International Insurance Broker GmbH	Germany
Aon Deutschland Beteiligungs GmbH	Germany
Aon Hewitt GmbH	Germany
Aon Hewitt Trust Solutions GmbH	Germany
Aon Holding Deutschland GmbH	Germany
Aon Pensions Insurance Broker GmbH	Germany
Aon Risiko- und Unternehmensberatungs GmbH	Germany
Aon Versicherungsberatungs GmbH	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH	Germany
Motor Service Pensions GmbH	Germany
One Underwriting Agency GmbH	Germany
PRORÜCK Rückversicherungs-Aktiengesellschaft	Germany
SG IFFOXX Assekuranzmaklergesellschaft mbH	Germany
UNIT Versicherungsmakler GmbH	Germany
UnitedPensions Deutschland AG	Germany
Wannet Sports Insurance GmbH	Germany
Aon Insurance Managers (Gibraltar) Limited	Gibraltar
White Rock Insurance (Gibraltar) PCC Limited	Gibraltar
Aon Greece S.A.	Greece
Aon Insurance Managers (Guernsey) Limited	Guernsey
Aon Insurance Managers (Holdings) Limited	Guernsey
Aon PMI International Limited	Guernsey
Aon Services (Guernsey) Limited	Guernsey
Lake Erie Real Estate General Partner Limited	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Lombard Trustee Company Limited	Guernsey
Townsend Lake Constance GP Limited	Guernsey
White Rock Insurance (Guernsey) ICC Limited	Guernsey
White Rock Insurance Company PCC Limited	Guernsey

Name	Country	State/Province
Aon (CR) Insurance Agencies Company Limited	Hong Kong
Aon Agencies Hong Kong Limited	Hong Kong
Aon Assurance Agencies Hong Kong Limited	Hong Kong
Aon Benfield China Limited	Hong Kong
Aon Commercial Insurance Agencies Hong Kong Limited	Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Limited	Hong Kong
Aon Hewitt Hong Kong Limited	Hong Kong
Aon Holdings Hong Kong Limited	Hong Kong
Aon Hong Kong Limited	Hong Kong
Aon Insurance Agencies (HK) Limited	Hong Kong
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Limited	Hong Kong
Aon Product Risk Services Hong Kong Limited	Hong Kong
Aon Securities (Hong Kong) Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Underwriting Agencies (HK) Limited	Hong Kong
Asian Reinsurance Underwriters Limited	Hong Kong
Contingency Insurance Brokers Limited	Hong Kong
Cut-e Assessment (Hong Kong) Limited	Hong Kong
Essar Insurance Services Limited	Hong Kong
EW Blanch Limited	Hong Kong
Stroz Friedberg (Asia) Limited	Hong Kong
Townsend Group Asia Limited	Hong Kong
Aon Hungary Insurance Brokers Risk and Human Consulting LLC	Hungary
Aon Consulting Private Limited	India
PT Aon Benfield Indonesia	Indonesia
PT Aon Hewitt Indonesia	Indonesia
PT Aon Indonesia	Indonesia
Aeropeople Limited	Ireland
Aon Assessment (Ireland) Limited	Ireland
Aon Assessment Solutions Europe Limited	Ireland
Aon Broking Technology Limited	Ireland
Aon Commercial Services and Operations Ireland Limited	Ireland
Aon Commercial Services Ireland Limited	Ireland
Aon Global Risk Research Limited [in liquidation]	Ireland
Aon Hewitt (Ireland) Limited	Ireland
Aon Hewitt Management Company Limited	Ireland
Aon Insurance Managers (Dublin) Limited	Ireland
Aon Insurance Managers (Shannon) Limited	Ireland
Aon Investment Holdings Ireland Limited	Ireland
Aon Limited	Ireland
Aon Randolph Ireland 2 Limited	Ireland
Aon Randolph Ireland 3 Limited	Ireland
Aon Treasury Ireland Limited	Ireland
Bacon & Woodrow Partnerships (Ireland) Limited	Ireland
Becketts (Trustees) Limited	Ireland
Becketts Limited	Ireland

Name	Country	State/Province
Beech Hill Pension Trustees Limited	Ireland
Benton Finance Ireland Limited	Ireland
Cut-e Assessment Global Holdings Limited	Ireland
Delany Bacon & Woodrow Partnership	Ireland
MacDonagh Boland Crotty MacRedmond Limited	Ireland
Private Clients Trustees Limited	Ireland
Randolph Finance Unlimited Company	Ireland
The Aon Ireland MasterTrustee Limited	Ireland
Aon (Isle of Man) Limited	Isle of Man
Aon Corporate Services (Isle of Man) Limited	Isle of Man
Aon Holdings (Isle of Man) Limited	Isle of Man
Aon Insurance Managers (Isle of Man) Limited	Isle of Man
White Rock Insurance PCC (Isle of Man) Limited	Isle of Man
Aon Benfield Israel Ltd.	Israel
Aon Holdings Israel Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd.	Israel
Aon Benfield Italia S.p.A.	Italy
Aon Hewitt Risk & Consulting S.r.l.	Italy
Aon Italia S.r.l.	Italy
Aon S.p.A. Insurance & Reinsurance Brokers	Italy
Asscom Insurance Brokers S.r.l.	Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency	Italy
Global Safe Insurance Broker S.r.l.	Italy
US Underwriting Solutions S.r.l.	Italy
Aon Benfield Japan Ltd.	Japan
Aon Hewitt Japan Ltd.	Japan
Aon Holdings Japan Ltd.	Japan
Aon Japan Ltd.	Japan
Townsend Re Global GP Limited	Jersey
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Hewitt Consulting Korea Inc.	Korea
Aon Korea Inc.	Korea
Aon Insurance Managers (Liechtenstein) AG	Liechtenstein
One Underwriting UAB	Lithuania
UADBB Aon Baltic	Lithuania
Aon Finance Luxembourg S.à r.l.	Luxembourg
Aon Global Operations S.à r.l.	Luxembourg
Aon Global Risk Consulting Luxembourg S.à r.l.	Luxembourg
Aon Holdings Luxembourg S.à r.l.	Luxembourg
Aon Insurance Managers (Luxembourg) S.A.	Luxembourg
Aon Neudorf Finance S.à r.l.	Luxembourg
Aon Re Canada Holdings S.à r.l.	Luxembourg
TTG Cayuga Bavaria Intermediate 2 S.à r.l.	Luxembourg

Name	Country	State/Province
Aon Benfield Malaysia Limited	Malaysia
Aon Hewitt Malaysia Sdn. Bhd.	Malaysia
Aon Insurance Brokers (Malaysia) Sdn. Bhd.	Malaysia
Aon Insurance Managers (Malta) PCC Limited	Malta
Aon Services (Malta) Limited	Malta
White Rock Insurance (Europe) PCC Limited	Malta
White Rock Insurance (Netherlands) PCC Limited	Malta
Aon Hewitt Ltd.	Mauritius
Aon Mauritius Holdings	Mauritius
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Benfield Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support, SA de CV	Mexico
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Asevasa Mexico, S.A. de C.V.	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Acore S.a.r.l.	Morocco
Casablanca Intermediation Company S.a.r.l.	Morocco
Alexander & Alexander Holding B.V.	Netherlands
Aon Americas Holdings B.V.	Netherlands
Aon APAC Holdings B.V.	Netherlands
Aon CANZ Holdings B.V.	Netherlands
Aon Cash Management B.V.	Netherlands
Aon Corporation EMEA B.V.	Netherlands
Aon Global Risk Consulting B.V.	Netherlands
Aon Groep Nederland B.V.	Netherlands
Aon Group Holdings International 1 B.V.	Netherlands
Aon Group Holdings International 2 B.V.	Netherlands
Aon Group International N.V.	Netherlands
Aon Hewitt Risk & Financial Management B.V.	Netherlands
Aon Holdings B.V.	Netherlands
Aon Holdings International B.V.	Netherlands
Aon Holdings Mid Europe B.V.	Netherlands
Aon LATAM Holdings N.V.	Netherlands
Aon Meeùs Assurantiën B.V.	Netherlands
Aon Nederland C.V.	Netherlands
Aon Netherlands Operations B.V.	Netherlands
Aon Real Estate B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Trust Services B.V.	Netherlands
B.V. Assurantiekantoor Langeveldt-Schroder	Netherlands
Bekouw Mendes C.V.	Netherlands
Celinvest Amsterdam B.V.	Netherlands
One Underwriting B.V.	Netherlands

Name	Country	State/Province
Sheppard Netherlands B.V.	Netherlands
Aon Benfield New Zealand Limited	New Zealand
Aon Holdings New Zealand	New Zealand
Aon New Zealand	New Zealand
Aon New Zealand Group	New Zealand
Aon Product Design and Development New Zealand Limited	New Zealand
Aon Saver Limited	New Zealand
Superannuation Management Nominees Limited	New Zealand
Aon Assessment Norway AS	Norway
Aon Norway AS	Norway
Cut-e Nordic AS	Norway
Aon Majan LLC	Oman
Aon Benfield Panama S.A.	Panama
Aon Broking Services S.A.	Panama
Aon Hewitt (PNG) Limited	Papua new Guinea
Aon Risk Services (PNG) Limited	Papua new Guinea
Aon Superannuation (PNG) Limited	Papua new Guinea
Aon Benfield Peru Corredores de Reaseguros S.A.	Peru
Aon Peru Corredores de Seguros S.A.	Peru
Aon Soluciones S.A.C.	Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Aon Polska Services Sp. z o.o.	Poland
Aon Polska Sp. z o.o.	Poland
Aon Sp. z o.o.	Poland
Aon Portugal - Consultores, Unipessoal, Lda.	Portugal
Aon Portugal, S.A.	Portugal
Aon Re Bertoldi - Corretagem de Resseguros, S.A.	Portugal
Inspiring Benefits Portugal, Unipessoal Lda	Portugal
Aon Qatar LLC	Qatar
Aon Consulting Romania SRL	Romania
Aon Romania Broker de Asigurare - Reasigurare SRL	Romania
Aon Rus Insurance Brokers LLC	Russia
Aon Rus LLC	Russia
Aon Sint Maarten N.V.	Saint Martin
Aon Hewitt Saudi Arabia LLC	Saudi Arabia
Aon Saudi Arabia LLC	Saudi Arabia
Alexander & Alexander (Asia) Holdings Pte Ltd	Singapore
Aon Benfield Asia Pte Ltd	Singapore
Aon Bermuda Holding Company Limited	Singapore
Aon Hewitt Singapore Pte Ltd	Singapore
Aon Hewitt Wealth Management Pte Ltd	Singapore
Aon Insurance Agencies Pte Ltd	Singapore
Aon Insurance Managers (Singapore) Pte Ltd	Singapore
Aon Randolph Singapore Pte Ltd	Singapore
Aon Singapore (Broking Centre) Pte Ltd	Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte Ltd	Singapore
Aon Singapore Pte Ltd	Singapore

Name	Country	State/Province
Stenhouse (South East Asia) Private Limited	Singapore
Aon Bratislava s.r.o.	Slovak Republic
Aon Central and Eastern Europe, organizacna zlozka	Slovak Republic
Aon Consulting South Africa (Pty) Ltd	South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd	South Africa
Aon Limpopo (Pty) Ltd	South Africa
Aon Re Africa (Pty) Ltd	South Africa
Aon South Africa (Pty) Ltd	South Africa
Aon Worldaware (Pty) Ltd	South Africa
Claims Fulfillment Company (Pty) Ltd	South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd	South Africa
Aon Benfield Iberia Correduria de Reaseguros, S.A.U.	Spain
Aon Gil y Carvajal, S.A.U. Correduria de Seguros	Spain
Aon Management Solutions, S.A.U.	Spain
Aon Marketing Directo, S.A.U.	Spain
Aon Southern Europe y Cia, S.L.	Spain
Asevasa Asesoramiento y Valoraciones S.A.U.	Spain
Fundación Aon España	Spain
Grupo Innovac Sociedad Correduría de Seguros, S.A.	Spain
Inspiring Benefits, S.L.	Spain
One Underwriting Agencia de Suscripsión, S.L.U.	Spain
Zalba Caldu Correduría de Seguros S.A.	Spain
Aon Assessment (Sweden) AB	Sweden
Aon Global Risk Consulting AB	Sweden
Aon Hewitt AB	Sweden
Aon Sweden AB	Sweden
Aon Insurance Managers (Switzerland) AG	Switzerland
Aon Schweiz AG	Switzerland
Inpoint Switzerland GmbH	Switzerland
PWZ AG	Switzerland
Stroz Friedberg GmbH	Switzerland
Aon Management Consulting Taiwan Ltd.	Taiwan
Aon Taiwan Ltd.	Taiwan
Aon (Thailand) Limited	Thailand
Aon Consulting (Thailand) Limited	Thailand
Aon Group (Thailand) Limited	Thailand
Aon Hewitt (Thailand) Limited	Thailand
Aon Re (Thailand) Limited	Thailand
Aon Risk Services (Thailand) Limited	Thailand
A.B. Insurances Limited	Trinidad and Tobago
AIB Services Limited	Trinidad and Tobago
Aon Energy Caribbean Limited	Trinidad and Tobago
Cardea Health Solutions Limited	Trinidad and Tobago
Aon Danismanlik Hizmetleri A.S.	Turkey
Aon Sigorta ve Reasurans Brokerligi ve A.S.	Turkey
Aon Ukraine LLC	Ukraine
Aon (DIFC) Gulf Limited	United Arab Emirates

Name	Country	State/Province
Aon Hewitt Middle East Limited	United Arab Emirates
Aon Management Services (Middle East) Limited	United Arab Emirates
Aon Middle East Co LLC	United Arab Emirates
Aon Retirement Solutions Limited	United Arab Emirates
Cut-e Consult DMCC	United Arab Emirates
Stroz Friedberg Risk Management Limited	United Arab Emirates
Aon Benfield Middle East Limited	United Arab Emirates - DIFC
Acumen Credit Insurance Brokers Limited	United Kingdom
Alexander Clay	United Kingdom
Aon ANZ Holdings Limited	United Kingdom
Aon Assessment (UK) Limited	United Kingdom
Aon Benfield Limited	United Kingdom
Aon Consulting Financial Services Limited	United Kingdom
Aon Consulting Limited	United Kingdom
Aon DC Trustee Limited	United Kingdom
Aon Delta UK Limited	United Kingdom
Aon Finance UK 1 Limited	United Kingdom
Aon Global Holdings 1 Limited	United Kingdom
Aon Global Holdings 2 Limited	United Kingdom
Aon Global Holdings Limited	United Kingdom
Aon Global Operations plc	United Kingdom
Aon Hewitt Limited	United Kingdom
Aon Hewitt US Holdings Limited (In liquidation)	United Kingdom
Aon Holdings Limited	United Kingdom
Aon Overseas Holdings Limited	United Kingdom
Aon Pension Trustees Limited	United Kingdom
Aon Randolph UK Limited	United Kingdom
Aon Risk Services (NI) Limited	United Kingdom
Aon Securities Limited	United Kingdom
Aon Southern Europe UK Limited	United Kingdom
Aon Trust Corporation Limited	United Kingdom
Aon UK Group Limited	United Kingdom
Aon UK Holdings Intermediaries Limited	United Kingdom
Aon UK Limited	United Kingdom
Aon UK Trustees Limited	United Kingdom
Aon US & International Holdings Limited	United Kingdom
Bacon & Woodrow Partnerships Limited	United Kingdom
Beaubien Finance Limited	United Kingdom
Beaubien UK Finance Limited	United Kingdom
Benton Finance Limited	United Kingdom
Contractsure Limited	United Kingdom
CoSec 2000 Limited	United Kingdom
Doveland Services Limited	United Kingdom
E. W. Blanch Holdings Limited	United Kingdom
E. W. Blanch Investments Limited	United Kingdom
Gotham Digital Science Ltd	United Kingdom
Henderson Insurance Brokers Limited	United Kingdom

Name	Country	State/Province
Henderson Risk Management Limited	United Kingdom
Hewitt Risk Management Services Limited	United Kingdom
Hogg Group Limited	United Kingdom
International Space Brokers Europe Limited	United Kingdom
International Space Brokers Limited	United Kingdom
McLagan (Aon) Limited	United Kingdom
Minet Group	United Kingdom
NBS Nominees Limited	United Kingdom
Portus Consulting (Leamington) Limited	United Kingdom
Portus Consulting Limited	United Kingdom
Portus Online LLP	United Kingdom
SLE Worldwide Limited	United Kingdom
Stroz Friedberg Limited	United Kingdom
The Aon MasterTrustee Limited	United Kingdom
Townsend Group Europe Ltd	United Kingdom
Aon Benfield Latin America SA	Uruguay
Marinaro Dundas SA	Uruguay
Access Plans USA, Inc.	USA	Oklahoma
Affinity Insurance Services, Inc.	USA	Pennsylvania
AIS Affinity Insurance Agency, Inc.	USA	California
AIS Insurance Agency, Inc.	USA	Washington
Alexander Reinsurance Intermediaries, Inc.	USA	New York
Allen Insurance Associates, Inc.	USA	California
Alliance HealthCard of Florida, Inc.	USA	Georgia
Alliance HealthCard, Inc.	USA	Georgia
American Insurance Services Corp.	USA	Texas
American Special Risk Insurance Company	USA	Delaware
AMXH, LLC	USA	Delaware
Aon Benefit Solutions Inc.	USA	Oklahoma
Aon Benfield Fac Inc.	USA	Illinois
Aon Benfield Global, Inc.	USA	Delaware
Aon Benfield Inc.	USA	Illinois
Aon Benfield Puerto Rico Inc.	USA	Puerto Rico
Aon Chile Holdings, LLC	USA	Delaware
Aon Consulting & Insurance Services	USA	California
Aon Consulting, Inc.	USA	New Jersey
Aon Consulting, Inc.	USA	New York
Aon Corporation	USA	Delaware
Aon Edge Insurance Agency, Inc.	USA	Florida
Aon Finance US 1, LLC	USA	Delaware
Aon Finance US 2, LLC	USA	Delaware
Aon Financial & Insurance Solutions, Inc.	USA	California
Aon Group, Inc.	USA	Maryland
Aon Hewitt Health Market Insurance Solutions Inc.	USA	California
Aon Hewitt Investment Consulting, Inc.	USA	Illinois
Aon Insurance Agency LLC	USA	Delaware
Aon Insurance Managers (Puerto Rico) Inc.	USA	Puerto Rico

Name	Country	State/Province
Aon Insurance Managers (USA) Inc.	USA	Vermont
Aon Insurance Managers (USVI) Inc.	USA	US Virgin Islands
Aon International Holdings, Inc.	USA	Maryland
Aon Life Agency of Texas, Inc.	USA	Texas
Aon Mexico Holdings, LLC	USA	Delaware
Aon Premium Finance, LLC	USA	Delaware
Aon Private Risk Management Insurance Agency, Inc.	USA	Illinois
Aon Property Risk Consulting, Inc.	USA	New York
Aon Realty Services, Inc.	USA	Pennsylvania
Aon Retirement Plan Advisors, LLC	USA	Delaware
Aon Risk Consultants, Inc.	USA	Illinois
Aon Risk Insurance Services West, Inc.	USA	California
Aon Risk Services (Holdings) of Latin America, Inc.	USA	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	USA	Illinois
Aon Risk Services Central, Inc.	USA	Illinois
Aon Risk Services Companies, Inc.	USA	Maryland
Aon Risk Services Northeast, Inc.	USA	New York
Aon Risk Services South, Inc.	USA	North Carolina
Aon Risk Services Southwest, Inc.	USA	Texas
Aon Risk Services, Inc. of Florida	USA	Florida
Aon Risk Services, Inc. of Hawaii	USA	Hawaii
Aon Risk Services, Inc. of Maryland	USA	Maryland
Aon Risk Services, Inc. of Washington, D.C.	USA	District of Columbia
Aon Risk Solutions of Puerto Rico, Inc.	USA	Puerto Rico
Aon Securities LLC	USA	Delaware
Aon Service Corporation	USA	Illinois
Aon Services Group, Inc.	USA	Delaware
Aon Special Risk Resources, Inc.	USA	Delaware
Aon TC Holdings, Inc.	USA	New Jersey
Aon Trust Company LLC	USA	Illinois
Aon Underwriting Managers, Inc.	USA	Delaware
Aon US Holdings 2, Inc.	USA	Delaware
Aon US Holdings, Inc.	USA	Delaware
Aon Ward Financial Corporation	USA	Ohio
Aon/Albert G. Ruben Insurance Services, Inc.	USA	California
ARM International Corp.	USA	New York
ARM International Insurance Agency Corp.	USA	Ohio
ARMRISK CORP.	USA	New Jersey
AS Holdings, Inc.	USA	Delaware
ASPN Insurance Agency, LLC	USA	Delaware
Association of Rural and Small Town Americans	USA	Missouri
Assurance Licensing Services, Inc.	USA	Illinois
B E P International Corp.	USA	New Jersey
Benefit Marketing Solutions, L.L.C.	USA	Oklahoma
Blanch Americas, Inc.	USA	Delaware
BMS Insurance Agency, L.L.C.	USA	Oklahoma
Bowes & Company, Inc., of New York	USA	New York

Name	Country	State/Province
Cammack Health LLC	USA	New York
Cananwill Corporation	USA	Delaware
Cananwill, Inc.	USA	California
Cananwill, Inc.	USA	Pennsylvania
CEREP III Secondary Manager, LLC	USA	Delaware
CFSSG Real Estate Partners I, LLC	USA	Delaware
CFSSG Real Estate Partners II, LLC	USA	Delaware
CIF-H GP LLC	USA	Delaware
Citadel Insurance Managers, Inc.	USA	California
Coalition for Benefits Equality and Choice	USA	California
Custom Benefit Programs, Inc.	USA	New Jersey
cut-e USA Inc.	USA	New York
E.W. Blanch International, Inc.	USA	Delaware
Elysium Digital, L.L.C.	USA	Delaware
Express Merger Sub, Inc.	USA	Delaware
Financial & Professional Risk Solutions, Inc.	USA	Illinois
Futurity Group, Inc.	USA	Nevada
Gotham Digital Science, LLC	USA	Delaware
GPE IV Korea Feeder General Partner, LLC	USA	Delaware
Grant Park Capital, LLC	USA	Delaware
GTCR/AAM Blocker Corp.	USA	Delaware
HCI Townsend USA Fund Managers LLC	USA	Delaware
Healthy Paws Pet Insurance LLC	USA	Washington
Hewitt Insurance, Inc.	USA	Puerto Rico
Hewitt International Holdings LLC	USA	Delaware
Hogg Robinson North America, Inc.	USA	Delaware
Huntington T. Block Insurance Agency, Inc.	USA	District of Columbia
Impact Forecasting, L.L.C.	USA	Illinois
INPOINT, INC.	USA	Illinois
International Risk Management (Americas), Inc.	USA	Ohio
International Space Brokers, Inc.	USA	Virginia
IRM/GRC Holding Inc.	USA	Delaware
J H Minet Puerto Rico Inc.	USA	Puerto Rico
JDPT Manager, LLC	USA	Delaware
Johnson Rooney Welch, Inc.	USA	California
K & K Insurance Group, Inc.	USA	Indiana
KVT GP, LLC	USA	Delaware
Lake Tahoe II GP, LLC	USA	Delaware
Lake Tahoe III GP, LLC	USA	Delaware
Lake Tahoe IV GP, LLC	USA	Delaware
McLagan Partners Asia, Inc.	USA	Delaware
McLagan Partners, Inc.	USA	Delaware
Membership Leasing Trust	USA	Delaware
Minet Holdings Inc.	USA	New York
Minet Re North America, Inc.	USA	Georgia
Modern Survey, Inc.	USA	Minnesota
Muirfield Underwriters, Ltd.	USA	Delaware

Name	Country	State/Province
Paragon Strategic Solutions Inc.	USA	Delaware
PathWise Solutions Group LLC	USA	Delaware
Penn Square I, LLC	USA	Delaware
Penn Square II, LLC	USA	Delaware
Penn Square Manager I, LLC	USA	Delaware
Penn Square Manager II, LLC	USA	Delaware
PGOF I, LLC	USA	Delaware
PGOF Manager I, LLC	USA	Ohio
Premier Auto Finance, Inc.	USA	Delaware
Private Equity Partnership Structures I, LLC	USA	Delaware
Protective Marketing Enterprises, Inc.	USA	Tennessee
SA Special Situations General Partner, LLC	USA	Delaware
Scritch Inc.	USA	Texas
Specialty Benefits, Inc.	USA	Indiana
Strategic Manager-III, LLC	USA	Delaware
Stroz Friedberg Inc.	USA	Delaware
Stroz Friedberg Investigations LLC	USA	Delaware
Stroz Friedberg, LLC	USA	New York
The Key West Saxon Group, LLC	USA	Florida
The Townsend Group, LLC	USA	Ohio
Townsend Alpha Manager I, LLC	USA	Delaware
Townsend Alpha Manager II, LLC	USA	Delaware
Townsend Alpha Manager III, LLC	USA	Delaware
Townsend Great Lakes and Plains GP, LLC	USA	Delaware
Townsend Group Advisors, LLC	USA	Delaware
Townsend Holdings LLC	USA	Delaware
Townsend REF GP, LLC	USA	Delaware
TownSquare Alpha Manager I-A, LLC	USA	Delaware
TTG Core Plus Investments, LLC	USA	Delaware
TTG German Investments I, LLC	USA	Ohio
TTG Manager, LLC	USA	Delaware
Underwriters Marine Services, Inc.	USA	Louisiana
Ward Financial Group, Inc.	USA	Ohio
West Lake General Partner, LLC	USA	Delaware
West Lake II GP, LLC	USA	Delaware
White Rock (District of Columbia) PCC Ltd.	USA	District of Columbia
White Rock USA Ltd.	USA	Vermont
Worldwide Integrated Services Company	USA	Texas
Wrapid Specialty, Inc.	USA	California
WT Government Services, LLC	USA	Delaware
WT Technologies, LLC	USA	Delaware
Administradora Aon, C.A.	Venezuela
Aon Group Venezuela, Corretaje de Reaseguros, C.A.	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros C.A.	Venezuela
Aon Vietnam Limited	Vietnam